UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 13, 2008

RedRoller Holdings, Inc.
 (Exact name of Registrant as Specified in its Charter)

Delaware	333-133987	98-0539667
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Soundview Plaza
1266 East Main St.
 Stamford, CT 06902-3546
 (Address of Principal Executive Offices)

(203) 852 - 0100
(Registrant’s telephone number, including area code)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 of the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Item 1.03	Bankruptcy or Receivership.

On November 13, 2008, RedRoller Holdings, Inc.,  filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Connecticut, Bridgeport Division, styled:  In re: RedRoller Holdings, Inc., Chapter 11 Case No. 08-51101 (AHWS).  RedRoller Holdings, Inc. is authorized to continue to manage its property and operate its business as a debtor-in-possession in accordance with sections 1107 and 1108 of the United States Bankruptcy Code.

As previously disclosed on September 15, 2008, RedRoller, Inc., the Company’s wholly-owned subsidiary, also filed for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Connecticut, Bridgeport Division, styled:  In re: RedRoller, Inc., Chapter 11 Case No. 08-50877 (AHWS).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 17, 2008

RedRoller Holdings, Inc.

By:	/s/ William Van Wyck
Name: William Van Wyck
Title: President